SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2002

                        COMMISSION FILE NUMBER: 333-44315



Colorado                 BEVsystems International, Inc.               84-1352529
(State or other      (Exact name of registrant as specified     (I.R.S. Employer
jurisdiction of                  in its charter)             Identification No.)
incorporation or
organization)

                 501 Brickell Key Drive, Suite 407, Miami, Florida         33151
                     (Address of principal executive offices)         (Zip Code)

                                  786.425.2201
               Registrant's telephone number, including area code:

          (Former name or former address, if changed since last report)










                              Thomas E. Stepp, Jr.
                                 Stepp Law Group
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                  949.660.9700
                             Facsimile: 949.660.9010

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Not applicable.

ITEM 5. OTHER EVENTS.

     On March 15, 2002, our Over-The-Counter Bulletin Board trading symbol "AQCB" was changed to "BEVS". Also, our CUSIP number has been changed to "088255 10 4". These changes are a result of the recent change of our name to BEVsystems International, Inc.
------------------------------

     Also, on March 15, 2002, the one for ten (1:10) reverse stock split of our issued and outstanding common stock was consummated.

ITEM 6. RESIGNATIONS OF REGISTRANT'S OFFICERS AND DIRECTORS.

     Not Applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     Not Applicable.

ITEM 8. CHANGE IN FISCAL YEAR.

     Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

                                                BEVsystems International, Inc.,
                                                a Colorado corporation


DATED: March 15, 2002                           By: /s/ G. Robert Tatum III
                                                    ----------------------------
                                                    G. Robert Tatum III,
                                                    Chairman of the Board of
                                                    Directors
































                                        3